NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Supplement dated March 9, 2018 to the Prospectus of the Natixis Seeyond International Minimum Volatility

ETF (the “Fund”), dated May 1, 2017, as may be revised and supplemented from time to time.

On March 9, 2018, the Board of Trustees of Natixis ETF Trust approved a revision to the Fund’s ordinary income distribution policy. Effective March 12, 2018, the Fund’s ordinary income distribution policy will change from an annual to a semi-annual distribution schedule.

Effective March 12, 2018, the table within the “Distributions” section of the Prospectus is amended as follows with regard to the Fund:

Investment Income Dividends Distributions	Capital Gains

	Declared	Paid	Declared and Paid
Natixis Seeyond International Minimum Volatility ETF	Semi-Annually	Semi-Annually	Annually